                                                                 Exhibit 24

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1995, hereby constitutes and appoints Michael H. Jordan and Fredric G. Reynolds his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Company thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 11th day of March, 1996.


                                          /s/ ROBERT E. CAWTHORN
                                         -----------------------

LAW2:15091

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1995, hereby constitutes and appoints Michael H. Jordan and Fredric G. Reynolds his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Company thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 8th day of March, 1996.


                                         /s/ FRANK C. CARLUCCI
                                         ---------------------

LAW2:15091

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1995, hereby constitutes and appoints Michael H. Jordan and Fredric G. Reynolds his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Company thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 11th day of March, 1996.


                                            /s/ GARY M. CLARK
                                            -----------------

LAW2:15091

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1995, hereby constitutes and appoints Michael H. Jordan and Fredric G. Reynolds his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Company thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 11th day of March, 1996.


                                            /s/ DAVID K.P. LI
                                            -----------------

LAW2:15091

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1995, hereby constitutes and appoints Michael H. Jordan and Fredric G. Reynolds his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Company thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 12th day of March, 1996.


                                            /s/ DAVID T. McLAUGHLIN
                                            -----------------------

LAW2:15091

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1995, hereby constitutes and appoints Michael H. Jordan and Fredric G. Reynolds his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Company thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 8th day of March, 1996.


                                           /s/ RICHARD M. MORROW
                                           ---------------------

LAW2:15091

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1995, hereby constitutes and appoints Michael H. Jordan and Fredric G. Reynolds his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Company thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 11th day of March, 1996.


                                          /s/ RICHARD R. PIVIROTTO
                                          ------------------------

LAW2:15091

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1995, hereby constitutes and appoints Michael H. Jordan and Fredric G. Reynolds his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Company thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 8th day of March, 1996.


                                              /s/ PAULA STERN
                                              ---------------

LAW2:15091

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1995, hereby constitutes and appoints Michael H. Jordan and Fredric G. Reynolds his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Company thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 10th day of March, 1996.


                                              /s/ R. D. WALTER
                                              ----------------

LAW2:15091

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1995, hereby constitutes and appoints Michael H. Jordan and Fredric G. Reynolds his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Company thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 11th day of March, 1996.


                                          /s/ FREDRIC G. REYNOLDS
                                          -----------------------

LAW2:15091

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1995, hereby constitutes and appoints Michael H. Jordan and Fredric G. Reynolds his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Company thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 12th day of March, 1996.


                                            /s/ MICHAEL H. JORDAN
                                            ---------------------

LAW2:15091

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1995, hereby constitutes and appoints Michael H. Jordan and Fredric G. Reynolds his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Company thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 11th day of March, 1996.


                                           /s/ WILLIAM H. GRAY, III
                                           ------------------------

LAW2:15091

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1995, hereby constitutes and appoints Michael H. Jordan and Fredric G. Reynolds his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Company thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 12th day of March, 1996.


                                           /s/ GEORGE H. CONRADES
                                           ----------------------

LAW2:15091